Exhibit 10.1

AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT (the “Amendment”) is made and entered into as of October 26, 2021 by and among Hertz Global Holdings, Inc., a Delaware corporation (the “Company”), and the stockholders listed on Exhibit A hereto (the “Holders”).

RECITALS

WHEREAS, the Company and certain of its stockholders are parties to the Registration Rights Agreement, dated June 30, 2021 (the “Agreement”);

WHEREAS, the Holders hold the requisite number of shares as set forth on Exhibit A hereto necessary to amend the Agreement pursuant to Section 7.11 thereof; and

WHEREAS, the Company and the Holders desire to amend the Agreement on the terms, and subject to the conditions, set forth herein.

AGREEMENT

NOW THEREFORE, the Agreement is hereby amended as follows:

1.       Amendments. Section 2.1(a) is amended to remove the phrase “after the Company’s Initial Public Offering”.

2.       Interpretation and Reference. Unless defined hereunder, capitalized terms used herein shall have the meaning ascribed to them in the Agreement.

3.       Limitation. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Agreement or any other document.

4.       Governing Law; Jurisdiction; Waiver of Jury Trial. This Amendment shall be subject to Section 7.2 of the Agreement.

5.       Notices. Any and all notices, requests, consents and other communications hereunder and under the Agreement shall be sent in accordance with the Agreement.

6.       Counterparts. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[Remainder of the page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to the Agreement as of the date first written above.

HERTZ GLOBAL HOLDINGS, INC.

By:	/s/ M. David Galainena
Name:	M. David Galainena
Title:	Executive Vice President, General Counsel & Secretary

CK AMARILLO LP

By:	CK Amarillo GP, LLC
Its:	General Partner

By:	/s/ Tom LaMacchia
Name:	Tom LaMacchia
Its:	Authorized Signatory

By:	/s/ Laura L. Torrado
Name:	Laura L. Torrado
Its:	Authorized Signatory

Exhibit A

Holder	Number of Registrable Securities
CK Amarillo, LP	196,673,104 shares of common stock